ALLIANCE ALL-ASIA INVESTMENT FUND

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                        ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

December 31, 1999

Dear Shareholder:

We are pleased to provide an update of the performance and investment activity for Alliance All-Asia Investment Fund (the "Fund") for the annual reporting period ended October 31, 1999.

INVESTMENT RESULTS
The following table shows how your Fund performed during the six- and twelve-month periods ended October 31, 1999. For comparison, the table also includes performance data for the Fund's benchmark, as represented by the MSCI AC Asia Pacific Index, and for the Fund's peer group, as represented by the Lipper Pacific Region Funds Average.

For the six-month period ended October 31, 1999, the Fund's Class A shares posted a total return of 36.38% at net asset value, substantially outperforming both the MSCI AC Asia Pacific Index (+18.76%) and the Lipper Pacific Region Funds Average (+26.31%).

Over the twelve months ended October 31, 1999, equity markets around the region performed strongly. During this period, South Korea was up 164.90%, India gained 63.96%, Japan rose 58.66%, Singapore appreciated 57.99%, Hong Kong rose 27.24% and Australia climbed 12.42% all on a U.S.-dollar basis. Appreciation of the Japanese yen and South Korean won during this period amplified the strong stock market performances of these markets when U.S. dollar returns are calculated.

In terms of the Fund's country allocation, during the six-month period ended October 31, 1999 we generally were in line with the benchmark index, but with exceptions in our underweighting of Japan and our relative overweightings in Korea and India. These country allocations contributed positively to performance. In addition, intra-period portfolio activity has also contributed positively to the Fund's performance. However, the majority of the outperformance was attributable to our successful stock selections in each market.


INVESTMENT RESULTS*
Periods ended October 31, 1999
                                           TOTAL RETURNS
                                        6 MONTHS      12 MONTHS
                                       ----------    -----------
Alliance All-Asia Investment Fund
  Class A                                36.38%         78.50%
  Class B                                35.62%         76.71%
  Class C                                35.66%         76.92%

MSCI AC Asia Pacific Index               18.76%         54.22%

Lipper Pacific Region Funds Average      26.31%         67.12%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI AC ASIA PACIFIC INDEX IS A TOTAL RETURN, CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 15 PACIFIC REGION COUNTRIES INCLUDING AUSTRALIA, CHINA (FREE)#, HONG KONG, INDIA, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PAKISTAN, PHILIPPINES, SINGAPORE, SRI LANKA, TAIWAN AND THAILAND. THE LIPPER PACIFIC REGION FUNDS AVERAGE (THE "LIPPER AVERAGE") CONSISTS OF FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN EQUITY SECURITIES WITH PRIMARY TRADING MARKETS OR OPERATIONS CONCENTRATED IN THE WESTERN PACIFIC BASIN REGION OR A SINGLE COUNTRY WITHIN THIS REGION. THE LIPPER AVERAGE INCLUDED 56 FUNDS FOR THE SIX-MONTH PERIOD AND 55 FUNDS FOR THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 1999. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

#    EXCLUDES SHARES, WHICH ARE NOT READILY PURCHASED BY NON-LOCAL INVESTORS.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC OUTLOOK
Thanks to the strong worldwide economy, Asian countries successfully recorded strong stock market performances in 1999, which were accompanied by continuous upgrades in economic performance. Many Asian countries, from Korea to Indonesia, Hong Kong to India have seen their economic forecasts revised upward as


1


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

better-than-expected performance is delivered. The Asian Development Bank continued to upgrade its 1999 gross domestic product ("GDP") forecast for Asia ex-Japan, and the latest forecast calls for 5.7% growth in real terms, up from 2.6% in 1998. Strong earnings, ample liquidity and low interest rates contributed to the strong performance of the equity markets in the region.

It is also anticipated that Japanese GDP will record a growth close to the government's target of 0.5% in fiscal 1999. Strong exports and public spending have been the catalysts of this recovery. We believe that a Japanese recovery and a strong yen have had widespread positive effects on the Asian economy.

Going forward in 2000, the Asian Development Bank's GDP growth forecast for Asia ex-Japan is 5.7%, and we believe there is a chance that this forecast will be upgraded. Strong worldwide demand should drive Asian exports. We also believe that higher commodity prices will contribute to Asian earnings. The risk factors appear to be inflation and interest rate tightening, and we monitor these risk factors closely. Even though we remain cautious about the Japanese economic recovery, in our view, corporate earnings in Japan in fiscal 2000 should be able to grow by about 15% year-on-year. Therefore, we have a mildly optimistic view on the Japanese equity market.

Importantly, Asia is restructuring and some of the best returns this year have come from companies, and indeed, the country (Korea), which have restructured the most. Openness to foreign direct investment, increased privatizations, strengthening corporate governance norms and reducing the political-business nexus are common themes being pursued by many governments across the region. Individual companies under pressure from creditors and shareholders (and the extraordinary wealth being created by the new-age companies) are restructuring, reforming and generally becoming more focused, efficient and shareholder friendly. We believe that Asian restructuring is the beginning of a trend that will deliver good shareholder returns going forward.

Additionally, we find that Asia is increasingly willing and able to adopt, apply and absorb the latest technologies, which are facilitating the growth of the high-tech industries within Asia. Electronics exports now account for between one-third and two-thirds of all exports in Taiwan, Singapore, Korea, Philippines and Malaysia. India is rapidly rising as a global center for software development, and use of Internet and mobile telephony is rising across the region. Our high exposure to the Asian technology sector positively impacted our performance in the reporting period.

PORTFOLIO STRATEGY AND OUTLOOK
Regarding investment decisions, we take full advantage of Alliance's global research team. We have our in-house Asian research teams in Tokyo, Hong Kong, Singapore and Mumbai. These teams keep in close contact with our U.S. and European research teams to exchange views and identify industry trends in advance. On the basis of our in-depth fundamental research and frequent contact with corporate managements across the region, we hope to identify undervalued companies in the sector. As of the end of October, we are nearly fully invested in over eighty companies located in ten countries within the region.

Regarding stock selection, our on-the-ground research team continues to distinguish those companies with sound fundamentals, strong managements and clear shareholder orientation. At the end of the period, your Fund's ten largest holdings accounted for 29.0% of net assets.

As of October 31, 1999, your Fund invested 3.5% of its net assets in Infosys Technologies Ltd. In our view, Infosys leads the Indian information technology industry in terms of management quality and competitiveness. We believe that the strong growth trend of Indian information technology industry will continue in the post-Y2K period, thanks to the cost-competitive, talented labor pool in India, as well as the Indian government's support of this industry.

In Japan, Takeda Chemical Industries and Tokyo Electron Ltd. were also among your Fund's core investments. Takeda is the largest pharmaceutical company in Japan with a strong product pipeline. Through its successful joint venture with Abbott Laboratories, Takeda also takes advantage of strong growth in health care spending in the U.S. Tokyo Electron is the world's second largest semiconductor production equipment maker. We expect that Tokyo Electron's order receipt will show strong growth


2


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

from a positive silicon cycle as well as the technological shift from a 200 mm wafer to a 300 mm wafer process. (The silicon wafer size of the most advanced production line has been 200 mm but is increasing to 300 mm, which is an important technological leap that will require substantial investment because semiconductor producers will invest in new lines.)

The Fund's country allocation is an outcome of our stock selection based on in-house analysts' company research. As previously mentioned, as of October 31, 1999, your Fund was overweight in India and Korea and underweight in Japan. In addition, the Fund had no exposure to Malaysia.

We appreciate your continued interest and investment in Alliance All-Asia Investment Fund and look forward to reporting to you again on the Fund's investment results.

Sincerely,


John D. Carifa
Chairman and President


Hiroshi Motoki
Vice President


Samir Arora
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES             ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

Alliance All-Asia Investment Fund seeks long-term capital appreciation. The Fund invests principally in a non-diversified portfolio of equity securities issued by companies based in Asia and the pacific region.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      78.50%         70.92%
Since Inception*               1.69%          0.81%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      76.71%         72.71%
Since Inception*               0.96%          0.96%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      76.92%         75.92%
Since Inception*               1.02%          1.02%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                       109.70%        113.43%        116.21%
5 Years                        6.58%          6.76%          6.81%
Since Inception*               6.48%          6.64%          6.68%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date for Classes A, B and C is 11/28/94.


4


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ALLIANCE ALL-ASIA INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 10/31/99

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000

Lipper Pacific Region Funds Average: $10,881
Alliance All-Asia Investment Fund Class A: $10,404
MSCIACAsia Pacific Index: $9,905

11/30/94     10/31/95     10/31/96     10/31/97     10/31/98     10/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Asia Investment Fund Class A shares (from 11/30/94 to 10/31/99) as compared to the performance of an appropriate broad-based index and the Lipper Pacific Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) ACAsia Pacific Index is unmanaged and is a common measure of overall stock market activity in 15 Pacific region countries.

The Lipper Pacific Region Funds Average reflects performance of 33 funds (based on the number of funds in the average from 11/30/94 to 10/31/99). These funds have generally similar investment objectives to Alliance All-Asia Investment Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance All-Asia Investment Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Alliance All-Asia Investment Fund
MSCIACAsia Pacific Index
Lipper Pacific Regions Funds Average


* Closest month-end after the Fund's Class A share inception date of 11/28/94.


5


TEN LARGEST HOLDINGS
OCTOBER 31, 1999                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                      U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
Infosys Technologies, Ltd.--Develops
  software and provides services for the
  distribution, banking, telecommunication
  and manufacturing sectors.                 $  3,265,128              3.5%
Tokyo Electron, Ltd.--Produces, imports
  and sells electronic products.                3,239,557              3.5
Samsung Electronics--Manufactures and
  exports a wide range of consumer and
  industrial electronics equipment.             3,083,119              3.3
China Telecom (Hong Kong), Ltd. Cl. H--
  Provides cellular tele-communications
  services in the Peoples Republic of
  China.                                        3,035,028              3.3
Takeda Chemical Industries--Produces and
  sells health-care related products.           2,642,944              2.8
Yahoo Japan Corp.--Offers a network of
  speciality programming and aggregated
  information content distributed primarily
  on the web serving internet users.            2,637,763              2.8
Softbank Corp.--Invests in internet,
  software, finance and networking
  companies. The company, through its
  subsidiaries, provides electronic
  commerce, software and peripheral
  hardware equipment for personal
  computers books and magazines.                2,408,901              2.6
Shohkoh Fund & Co., Ltd.--Provides
  commercial and industrial loans to
  small and medium sized firms.                 2,233,658              2.4
Sankyo Co., Ltd.--Manufactures and sells
  pachinko machines and parts, its
  peripheral devices and game software.         2,215,721              2.4
Bank of Fukwoka, Ltd.--Provides regional
  banking service in Kyushu, Japan.             2,187,444              2.4
                                             $ 26,949,263             29.0%


6


SECTOR DIVERSIFICATION
OCTOBER 31, 1999                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                             U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                             $  1,293,668              1.4%
Capital Goods                                   2,037,104              2.2
Consumer Manufacturing                          3,785,937              4.1
Consumer Services                               9,792,803             10.5
Consumer Staples                                4,353,312              4.7
Energy                                            301,361              0.3
Finance                                        18,483,858             19.9
Healthcare                                      8,018,493              8.6
Multi-Industry                                  1,394,366              1.5
Technology                                     31,703,962             34.1
Utilities                                       4,287,934              4.6
Total Investments*                             85,452,798             91.9
Cash and receivables, net of liabilities        7,500,859              8.1
Net Assets                                   $ 92,953,657            100.0%


*    Excludes short-term obligations.


7


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.0%
AUSTRALIA-2.9%
Lend Lease Corp., Ltd.                           33,000      $   379,758
National Australia Bank,
  Ltd.                                           22,000          339,565
Publishing & Broadcasting,
  Ltd.                                           70,000          415,208
Qantas Airways, Ltd.                            220,000          700,177
Tabcorp Holdings, Ltd.                           43,750          277,363
Telstra Corp., Ltd. (a)                          63,000          320,527
Woodside Petroleum, Ltd.                         50,000          301,361
                                                             ------------
                                                               2,733,959

HONG KONG-6.9%
Cheung Kong Holdings,
  Ltd.                                           24,000          218,586
China Telecom (Hong Kong),
  Ltd. Cl. H (a)                                888,000        3,035,028
Hong Kong Electric                               80,000          244,590
Johnson Electric Holdings,
  Ltd.                                           80,000          432,538
Legend Holdings, Ltd.                           756,000          812,631
Li & Fung, Ltd. (a)                             200,000          341,139
NG Fung Hong, Ltd.                              220,000          126,736
Sun Hung Kai Properties,
  Ltd.                                           32,000          259,523
Television Broadcast,
  Ltd. (a)                                       60,000          320,542
VTech Holdings, Ltd.                            140,000          360,449
Wing Hang Bank, Ltd.                             70,000          228,434
                                                             ------------
                                                               6,380,196

INDIA-9.3%
BFL Software, Ltd. (a)                            3,100           48,989
Digital Equipment (India),
  Ltd.                                           80,000        1,090,993
Himachal Futuristic
  Communications, Ltd.                           60,000          409,122
Hughes Software
  Systems (a)(b)                                 15,200          220,594
Infosys Technologies,
  Ltd. (a)                                       20,400        3,265,128
Larsen & Toubro                                 100,000          916,839
NIIT, Ltd.                                        5,000          251,209
  New Shares (a)                                  8,000          401,244
Satyam Computer Services,
  Ltd. (a)                                       32,000          942,824
Zee Telefilms, Ltd. (a)                          10,500        1,068,588
                                                             ------------
                                                               8,615,530

INDONESIA-0.7%
PT Indofood Sukses
  Makmur Tbk (a)                                508,500          600,853

JAPAN-55.8%
Acom Co., Ltd.                                    3,900          426,454
Aeon Credit Service, Ltd.                         4,400          641,504
Ajinomoto Co., Inc.                              65,000          728,838
Alps Electric Co., Ltd.                          78,000        1,511,294
Bank of Fukuoka, Ltd.                           284,000        2,187,444
Bank of Tokyo-Mitsubishi,
  Ltd.                                          121,200        2,008,859
Banyu Pharmaceutical Co.,
  Ltd.                                          107,000        1,959,263
Bridgestone Corp.                                41,000        1,128,675
Canon, Inc.                                      45,000        1,273,320
DDI Corp.                                           100        1,093,473
FANUC, Ltd.                                       7,000          543,859
Fuji Bank, Ltd.                                 145,000        1,988,873
Fujitsu, Ltd.                                    35,000        1,054,146
Honda Motor Co., Ltd.                            16,000          675,267
Hoya Corp.                                       22,000        1,582,658
Japan Tobacco, Inc.                                  96        1,058,942
Kao Corp.                                        49,000        1,494,605
Kawasaki Steel Corp. (a)                        680,000        1,539,303
Nikon Corp.                                      41,000          975,301
NTT Mobile
  Communications
  Network, Inc. (a)                                  30          797,084
Rohm Co., Ltd.                                    4,700        1,054,913
Sankyo Co., Ltd.                                 28,000        2,215,721
Santen Pharmaceutical Co.,
  Ltd.                                           95,000        2,145,940
Shohkoh Fund & Co., Ltd.                          3,650        2,233,658
Softbank Corp.                                    5,800        2,408,901


8


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Sumitomo Trust &
  Banking                                       142,000      $ 1,451,940
Suruga Bank, Ltd.                               138,000        2,025,227
Takeda Chemical
  Industries                                     46,000        2,642,944
TDK Corp.                                        14,000        1,371,061
Tokyo Electron, Ltd.                             39,000        3,239,557
Toyo Trust & Banking Co.,
  Ltd.                                          272,000        1,721,932
Toyota Motor Corp.                               22,000          761,786
Yahoo Japan Corp. (a)                                 5        2,637,763
Yamanouchi Pharmaceutical
  Co., Ltd.(a)                                   28,000        1,270,347
                                                             ------------
                                                              51,850,852

PHILIPPINES-1.2%
Philippine Long Distance
  Telephone Co.                                  32,000          666,334
San Miguel Corp.
  Class B                                       325,000          470,075
                                                             ------------
                                                               1,136,409

SINGAPORE-2.0%
Chartered
  Semiconductor (a)                             269,000          541,009
DBS Group Holdings,
  Ltd.                                           52,335          591,747
Natsteel Electronics, Ltd.                       74,000          289,289
Singapore Press Holdings,
  Ltd.                                           25,000          428,520
                                                             ------------
                                                               1,850,565

SOUTH KOREA-8.4%
Dacom Corp. (a)                                   8,000          980,409
Hanvit Bank (GDR) (a)(c)                         21,500          161,250
H & CB (a)                                       35,000          924,969
Kookmin Bank                                     27,500          428,720
  Rts. 11/02/99 (a)                               2,762           16,809
Korea Telecom Corp.
  (ADR) (a)                                      32,953        1,161,593
Samsung Electronics                              18,491        3,083,119
S.K. Telecom Co., Ltd.                              792          914,481
  (ADR) (a)                                      13,330          174,123
                                                             ------------
                                                               7,845,473

TAIWAN-4.4%
Asustek Computer, Inc.                           56,058          588,503
  (GDR)                                           4,400           62,040
China Steel Corp. (GDR)                          18,700          318,368
Compal Electronics, Inc.                        100,000          335,750
Hon Hai Precision
  Industry (a)                                   63,000          430,990
Sunplus Technology Co.,
  Ltd. (a)                                       85,800          305,656
Synnex Technology
  International
  (GDR) (a)(c)                                   32,000          632,000
Taiwan Semiconductor
  Manufacturing Co. (a)                         310,600        1,380,662
                                                             ------------
                                                               4,053,969

THAILAND-0.4%
Siam Common Bank CV
  pfd (a)                                        85,000           96,328
  Wts. 5/10/02 (a)                               85,000           29,724
Total Access Communication
  Public Co., Ltd. (a)                          107,000          258,940
                                                             ------------
                                                                 384,992

Total Common Stocks &
  Other Investments
  (cost $69,632,035)                                          85,452,798


9


PORTFOLIO OF INVESTMENTS (CONTINUED)          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-7.6%
UNITED STATES
Republic of London
  5.19%, 11/01/99
  (cost $7,100,000)                              $7,100      $ 7,100,000

TOTAL INVESTMENTS-99.6%
  (cost $76,732,035)                                          92,552,798
Other assets less
  liabilities-0.4%                                               400,859

NET ASSETS-100%                                              $92,953,657


(a)  Non-income producing security.

(b) Restricted and illiquid security, valued at fair value. (See notes A and G).

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to $793,250 or 0.85% of net assets.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $76,732,035)           $92,552,798
  Cash                                                                  42,910
  Foreign cash, at value (cost $1,535,017)                           1,531,037
  Receivable for capital stock sold                                  2,662,777
  Receivable for investment securities sold                            340,184
  Dividends and interest receivable                                    168,059
  Total assets                                                      97,297,765

LIABILITIES
  Payable for investment securities purchased                        2,911,155
  Payable for capital stock redeemed                                 1,120,215
  Advisory fee payable                                                  91,399
  Distribution fee payable                                              47,353
  Accrued expenses                                                     173,986
  Total liabilities                                                  4,344,108

NET ASSETS                                                         $92,953,657

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     9,050
  Additional paid-in capital                                        84,100,206
  Accumulated net investment loss                                     (333,295)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (6,639,398)
  Net unrealized appreciation of investments and foreign
    currency denominated and liabilities                            15,817,094
                                                                   $92,953,657

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($40,039,964/3,829,396 shares of capital stock
    issued and outstanding)                                             $10.46
  Sales charge--4.25% of public offering price                             .46
  Maximum offering price                                                $10.92

  CLASS B SHARES
  Net asset value and offering price per share
    ($38,107,903/3,775,739 shares of capital stock
    issued and outstanding)                                             $10.09

  CLASS C SHARES
  Net asset value and offering price per share
    ($10,060,158/994,498 shares of capital stock
    issued and outstanding)                                             $10.12

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
    per share ($4,745,632/450,305 shares of
    capital stock issued and outstanding)                               $10.54


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999                   ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $36,197)                           $   314,100
  Interest                                             142,036     $   456,136

EXPENSES
  Advisory fee                                         387,722
  Distribution fee - Class A                            43,514
  Distribution fee - Class B                           174,817
  Distribution fee - Class C                            42,171
  Custodian                                            212,022
  Transfer agency                                      135,941
  Audit and legal                                       86,763
  Registration                                          82,889
  Administrative                                        58,083
  Amortization of organization expenses                 42,790
  Directors' fees                                       39,000
  Printing                                              32,335
  Taxes                                                    512
  Miscellaneous                                         24,114
  Total expenses                                     1,362,673
  Less: expenses waived and reimbursed by
    the Adviser (see Note B)                          (194,112)
  Less: expenses offset arrangement
    (see Note B)                                        (7,672)
  Net expenses                                                       1,160,889
  Net investment loss                                                 (704,753)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                     5,816,844
  Net realized loss on foreign currency
    transactions                                                      (460,506)
  Net change in unrealized
    appreciation/depreciation of:
  Investments                                                       17,026,536
  Foreign currency denominated assets
    and liabilities                                                    379,599
  Net gain on investments and foreign
    currency transactions                                           22,762,473

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $22,057,720


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,     OCTOBER 31,
                                                       1999            1998
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $  (704,753)    $  (347,926)
  Net realized gain (loss) on investments and
    foreign currency transactions                    5,356,338      (7,043,756)
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities     17,406,135       3,310,053
  Net increase (decrease) in net assets from
    operations                                      22,057,720      (4,081,629)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           54,544,522        (119,649)
  Total increase (decrease)                         76,602,242      (4,201,278)

NET ASSETS
  Beginning of year                                 16,351,415      20,552,693
  End of year                                      $92,953,657     $16,351,415


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and were amortized on a straight-line basis through October 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


14


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses and net investment loss resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 1999, such waivers and reimbursement amounted to $136,029.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the year ended October 31, 1999, the Adviser agreed to waive its fees. Such waiver amounted to $58,083.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $108,910 for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $7,672 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $22,523 from the sales of Class A shares, $32,103 and $8,688 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1999.

Brokerage commissions paid on investment transactions for the year ended October 31, 1999, amounted to


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

$210,819, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,669,556 and $407,423 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $90,437,824 and $44,099,485, respectively, for the year ended October 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was $77,066,242. Accordingly, gross unrealized appreciation of investments was $17,717,514 and gross unrealized depreciation of investments was $2,230,958 resulting in net unrealized appreciation of $15,486,556 (excluding foreign currency transactions).

The Fund had a net capital loss carryover of $6,638,486, which expires October 31, 2006. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at October 31, 1999.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     OCTOBER 31,      OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                        1999             1998          1999            1998
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold            6,433,290     2,992,159    $ 57,791,538    $ 18,903,363
Shares converted
  from Class B            19,749        11,757         156,304          78,666
Shares redeemed       (3,267,924)   (3,144,145)    (30,029,950)    (20,297,907)
Net increase
  (decrease)           3,185,115      (140,229)   $ 27,917,892    $ (1,315,878)

CLASS B
Shares sold            4,318,194     1,784,537    $ 35,971,005    $ 11,105,833
Shares converted
  to Class A             (20,362)      (12,033)       (156,304)        (78,666)
Shares redeemed       (2,070,861)   (1,770,993)    (16,329,930)    (11,089,438)
Net increase
  (decrease)           2,226,971         1,511    $ 19,484,771    $    (62,271)

CLASS C
Shares sold            1,716,656       419,389    $ 14,621,115    $  2,891,821
Shares redeemed       (1,022,208)     (370,637)     (8,699,216)     (2,560,420)
Net increase             694,448        48,752    $  5,921,899    $    331,401

ADVISOR CLASS
Shares sold              702,565       385,020    $  5,903,713    $  2,330,830
Shares redeemed         (593,179)     (221,111)     (4,683,753)     (1,403,731)
Net increase             109,386       163,909    $  1,219,960      $  927,099


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE G: ILLIQUID SECURITY
                                                      DATE         ACQUIREDCOST
                                                     -------       ------------
Hughes Software Systems                              9/29/99         $219,633


The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at October 31, 1999 was $220,594, representing .24% of net assets.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


18


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                               NOVEMBER 28,
                                                                                                 1994 (A)
                                                          YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------  OCTOBER 31,
                                               1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 5.86       $ 7.54       $11.04       $10.45       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.10)        (.10)        (.21)        (.21)        (.19)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.70        (1.58)       (2.95)         .88          .64
Net increase (decrease) in net asset
  value from operations                         4.60        (1.68)       (3.16)         .67          .45

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                $10.46       $ 5.86       $ 7.54       $11.04       $10.45

TOTAL RETURN
Total investment return based on net
  asset value (d)                              78.50%      (22.28)%     (29.61)%       6.43%        4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $40,040       $3,778       $5,916      $12,284       $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.45%(e)     3.74%(e)     3.45%        3.37%        4.42%(f)
  Expenses, before waivers/reimbursements       2.93%        4.63%        3.57%        3.61%       10.57%(f)
  Net investment loss, net of
    waivers/reimbursements                     (1.20)%      (1.50)%      (1.97)%      (1.75)%      (1.87)%(f)
Portfolio turnover rate                          119%          93%          70%          66%          90%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                                               NOVEMBER 28,
                                                                                                  1994 (A)
                                                          YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------  OCTOBER 31,
                                               1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 5.71       $ 7.39       $10.90       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.18)        (.14)        (.28)        (.28)        (.25)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.56        (1.54)       (2.89)         .85          .66
Net increase (decrease) in net asset
  value from operations                         4.38        (1.68)       (3.17)         .57          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                $10.09       $ 5.71       $ 7.39       $10.90       $10.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                              76.71%      (22.73)%     (30.09)%       5.49%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $38,108       $8,844      $11,439      $23,784       $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.48%(e)     4.49%(e)     4.15%        4.07%        5.20%(f)
  Expenses, before waivers/reimbursements       3.96%        5.39%        4.27%        4.33%       11.32%(f)
  Net investment loss, net of
    waivers/reimbursements                     (2.31)%      (2.22)%      (2.67)%      (2.44)%      (2.64)%(f)
Portfolio turnover rate                          119%          93%          70%          66%          90%


See footnote summary on page 22.


20


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS C
                                            -----------------------------------------------------------------
                                                                                               NOVEMBER 28,
                                                                                                  1994 (A)
                                                          YEAR ENDED OCTOBER 31,                    TO
                                            --------------------------------------------------  OCTOBER 31,
                                               1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 5.72       $ 7.40       $10.91       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.18)        (.14)        (.27)        (.28)        (.35)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.58        (1.54)       (2.90)         .86          .76
Net increase (decrease) in net asset
  value from operations                         4.40        (1.68)       (3.17)         .58          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                $10.12       $ 5.72       $ 7.40       $10.91       $10.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                              76.92%      (22.70)%     (30.06)%       5.59%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $10,060       $1,717       $1,859       $4,228         $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.41%(e)     4.48%(e)     4.15%        4.07%        5.84%(f)
  Expenses, before waivers/reimbursements       3.89%        5.42%        4.27%        4.30%       11.38%(f)
  Net investment loss, net of
    waivers/reimbursements                     (2.21)%      (2.20)%      (2.66)%      (2.42)%      (3.41)%(f)
Portfolio turnover rate                          119%          93%          70%          66%          90%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             ADVISOR CLASS
                                            ----------------------------------------------------
                                                                                    OCTOBER 2,
                                                                                     1996 (G)
                                                    YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                               1999         1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 5.90       $ 7.56       $11.04       $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.10)        (.08)        (.15)          -0-
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.74        (1.58)       (2.99)        (.61)
Net increase (decrease) in net asset
  value from operations                         4.64        (1.66)       (3.14)        (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.34)          -0-
Net asset value, end of period                $10.54       $ 5.90       $ 7.56       $11.04

TOTAL RETURN
Total investment return based on net
  asset value (d)                              78.64%      (21.96)%     (29.42)%      (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,746       $2,012       $1,338          $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.45%(e)     3.46%(e)     3.21%        4.97%(f)
  Expenses, before waivers/reimbursements       2.93%        4.39%        3.43%        5.54%(f)
  Net investment loss, net of
    waivers/reimbursements                     (1.33)%       1.22%       (1.51)%       1.63%(f)
Portfolio turnover rate                          119%          93%          70%          66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1999 and the year ended October 31, 1998, the ratios of expenses to average net assets were 2.43% and 3.70% for Class A, 3.46% and 4.44% for Class B, 3.39% and 4.44% for Class C and 2.43% and 3.41% for Advisor Class shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


22


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE ALL-ASIA INVESTMENT FUND,
INC.
We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 13, 1999


23


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
HIROSHI MOTOKI, VICE PRESIDENT
SAMIR ARORA, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672


(1)  Members of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

25

ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAFAR1099